                                 AMENDMENT NO. 5

                             PARTICIPATION AGREEMENT

     The Participation Agreement, made and entered into as of the 17th day of April, 2000, and amended on May 1, 2000 and again on September 1, 2001, April 1, 2002 and December 31, 2002 (the "Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Insurance and Annuity Company of New York, a New York life insurance company ("Insurer"), and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

     FUNDS AVAILABLE UNDER THE       SEPARATE ACCOUNTS UTILIZING           CONTRACTS FUNDED BY THE
             POLICIES                        THE FUNDS                        SEPARATE ACCOUNTS
     -------------------------       ---------------------------           -----------------------
         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)               -   Futurity - NY Variable and Fixed
AIM.V.I. Growth Fund                 Variable Account C                Annuity Contract
AIM V.I. Core Equity Fund
AIM V.I. International Growth Fund

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)               -   Futurity Accolade - NY Variable and
AIM.V.I. Growth Fund                 Variable Account C                Fixed Annuity Contract
AIM V.I. Core Equity Fund
AIM V.I. International Growth Fund
AIM V.I. Premier Equity Fund

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)               -   DVA(1)/CERT(NY)
AIM.V.I. Growth Fund                 KBL Variable Account A        -   DVA(1)/NY
AIM V.I. International Growth Fund
AIM V.I. Premier Equity Fund

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)               -   Futurity Accumulator II Variable
AIM.V.I. Growth Fund                 Variable Account D                Universal Life Insurance Policies
AIM V.I. Core Equity Fund                                          -   Futurity Protector II Variable
AIM V.I. International Growth Fund                                     Universal Life Insurance Policies
AIM V.I. Premier Equity Fund                                       -   Futurity Survivorship II Variable
                                                                       Universal Life Insurance Policies

         SERIES (II) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)               -   All-Star NY
AIM V.I. International Growth Fund   Variable Account C            -   All-Star Freedom NY
AIM V.I. Premier Equity Fund                                       -   All-Star Extra NY


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

ALL OTHER TERMS AND PROVISIONS OF THE AGREEMENT NOT AMENDED HEREIN SHALL REMAIN IN FULL FORCE AND EFFECT.

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim Coppedge                By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Robert H. Graham
Title: Assistant Secretary              Title: President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim Coppedge                By: /s/ Michael J. Cemo
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Michael J. Cemo
Title: Assistant Secretary              Title: President


                                        SUN LIFE INSURANCE AND ANNUITY COMPANY
                                        OF NEW YORK


Attest: /s/ Maura Murphy                By: /s/ Philip K. Polkinghorn
        -----------------------------       ------------------------------------
Name: Maura Murphy                          For the President
Title: Senior Counsel                   Name: Philip K. Polkinghron
                                        Title: Vice President,
                                               Annuities Division


                                        By: /s/ Edward M. Shea
                                            ------------------------------------
                                            For the Secretary
                                        Name: Edward M. Shea
                                        Title: Assistant Vice President
                                               and Senior Counsel


                                        CLARENDON INSURANCE AGENCY, INC.


Attest: /s/ Maura Murphy                By: /s/ George E. Maden
        -----------------------------       ------------------------------------
Name: Maura Murphy                          For the President
Title: Senior Counsel                   Name: George E. Maden
                                        Title: Secretary and Clerk


                                        By: /s/ William T. Evers
                                            ------------------------------------
                                            For the Secretary
                                        Name: William T. Evers
                                        Title: Assistant Secretary


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